UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2008 (March 3, 2008)

MISONIX, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-10986 (Commission File Number)	11-2148932 (IRS Employer Identification No.)

1938 New Highway, Farmingdale, NY (Address of principal executive offices)	11735 (Zip Code)

Registrant’s telephone number, including area code (631) 694-9555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 3, 2008 MISONIX, INC. (the “Company”), USHIFU, LLC (“USHIFU”), FS Acquisition Company and certain other stockholders of Focus Surgery, Inc. (“Focus”) entered into a Stock Purchase Agreement (the “Agreement”). Pursuant to the Agreement, the Company agreed to sell to USHIFU the 2,500 shares of Series M Preferred Stock of Focus owned by the Company for a cash payment of $837,500.00. The Company will also receive at the closing of the transactions contemplated by the Agreement (the “Closing”) fifty percent (50%) of the outstanding principal and accrued interest of loans previously made by the Company to Focus with the remaining fifty percent (50%) of such amount due eighteen (18) months from the Closing. The balance of the debt owed the Company by Focus at December 21, 2007 is $1,316,409.26. Interest will continue to accrue on such debt balance through the Closing in accordance with the terms of the indebtedness.

Consummation of the transactions contemplated by the Agreement is subject to fulfillment of customary conditions as well as (i) USHIFU obtaining no less than $10,000,000.00 of new financing through the issuance of equity in USHIFU or an affiliate thereof; (ii) repayment of fifty percent (50%) of the debt due to the Company and to Takai Hospital Supply Co., Ltd (“THS”); (iii) dismissal of the pending arbitration between USHIFU and Focus; (iv) the execution of amendments to certain distributorship and license agreements between Focus and an affiliate of THS; (v) the execution of amendments to and/or agreements concerning certain distributorship, license and manufacturing arrangements between Focus and the Company; and (vi) the execution of employment and joint venture agreements between Narendra Sanghvi, the President of Focus, and Focus.

The foregoing description of the Agreement is qualified in its entirety by reference to the provisions of the Agreement attached to this report as Exhibit 10 (mmm).

The Company’s press release announcing the signing of the Agreement is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 10 (mmm) Stock Purchase Agreement dated as of March 3, 2008, by and among USHIFU, LLC, FS Acquisition Company, and Certain Stockholders of Focus Surgery, Inc.

Exhibit 99.1 Press Release of MISONIX, INC., dated March 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2008	MISONIX, INC.
	By:	/s/ Richard Zaremba
Richard Zaremba
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10 (mmm)	Stock Purchase Agreement dated as of March 3, 2008, by and among USHIFU, LLC, FS Acquisition Company, and certain Stockholders of Focus Surgery, Inc.
Exhibit 99.1	Press Release of MISONIX, INC., dated March 4, 2008.